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                                                                     EXHIBIT 4.2


                          [COMMON STOCK CERTIFICATE]

          NUMBER                                            SHARES

INCORPORATED UNDER THE LAWS                           CUSIP 514741 10 7
OF THE STATE OF DELAWARE                     SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                                LANDACORP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                             [LANDACORP, INC. SEAL]
                                  INCORPORATED
                                      1999
                                    DELAWARE



CHIEF OPERATING & FINANCIAL OFFICER          PRESIDENT & CHIEF EXECUTIVE OFFICER


Countersigned and Registered:
  NORWEST BANK MINNESOTA, N.A.
  (Minneapolis, Minnesota)                    Transfer Agent
                                                and Registrar

By

                                         Authorized Signature





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                                 LANDACORP, INC.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Articles of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                   UNIF GIFT MIN ACT - ______________ Custodian ____________
                                                                      (Cust)                    (Minor)
TEN ENT - as tenants by the entireties                             under Uniform Gifts to Minors

JT TEN -  as joint tenants with right                              Act____________________________________
          of survivorship and not as                                                (State)
          tenants in common
                                                 UNIF TRF MIN ACT -  _____________ Custodian (until age ___)
                                                                        (Cust)

                                                                     ______________ under Uniform Transfers
                                                                       (Minor)

                                                                     to Minors Act ________________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,_____________ hereby sell(s), assigns and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________

   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                     OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By________________________________________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIPS IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.